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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 August 12, 1997
                Date of Report (date of earliest event reported)


                               The Vantive Corporation
             (Exact name of Registrant as specified in its charter)


           Delaware                      0-26592               77-0266662
 (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                              2455 Augustine Drive
                              Santa Clara, CA 95054
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (408) 982-5700


                                 Not Applicable
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         In a press release disseminated on August 12, 1997, the registrant publicly announced that it intends, subject to market and other conditions, to raise $50 million in a private placement of convertible subordinated notes to certain institutional buyers and up to $57.5 million if an over-allotment option to be granted to the initial purchasers were exercised in full. A copy of the press release is attached hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         A copy of registrant's press release announcing a private placement of convertible subordinated notes is attached hereto as an exhibit and incorporated herein by reference.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 1997

                                               The Vantive Corporation


                                               By: /s/ Kathy Murphy
                                                   -----------------------------
                                                   Kathy Murphy
                                                   Chief Financial Officer





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                               INDEX TO EXHIBITS


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            EXHIBIT                       DESCRIPTION                      PAGE
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
            99.1            Press Release disseminated August 12, 1997
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